1 ACQUISITION OF MAVERICK BOAT GROUP January 2021

2 FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes statements in this presentation regarding our expectations for long-term growth and profitability and our ability to increase production capacity and seize previously untapped demand. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: the effects of the COVID-19 pandemic on us; general industry, economic and business conditions; our ability to grow our business through acquisitions and integrate such acquisitions to fully realize their expected benefits; our reliance on our network of independent dealers and increasing competition for dealers; our large fixed cost base; intense competition within our industry; increased consumer preference for used boats or the supply of new boats by competitors in excess of demand; the successful introduction of new products; our ability to execute our manufacturing strategy successfully; the success of our engines integration strategy; and other factors affecting us detailed from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside our control, and there may be other risks and uncertainties which we do not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although we believe that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, we can give no assurance that our expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation (and we expressly disclaim any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise.

3 TRANSACTION ANNOUNCEMENT SUMMARY Closed acquisition of Maverick Boat Group, a strong player in the attractive center console and bay boat space Highly complements Pursuit, expanding Malibu’s saltwater outboard offerings with four strong brands Increases production opportunity for a high-turn business that has not been able to meet its significant demand Anticipated to be immediately accretive, excluding purchase accounting and acquisition costs

4 A leader in the center console and bay boat categories Pioneer in flats and bay boats Diverse product offering in terms of both footage and price Loyal customer base Historically high growth market with momentum Opportunities for growth and profitability enhancement MAVERICK BOAT GROUP AT A GLANCE

5 DIVERSE PRODUCT OFFERING 13 models 20-35ft 6 models 17-21ft 54.3% 26.8% 18.9% FY 2020 Sales by Brand 9 models 20-27ft

6 Company / Facilities Overview • Founded in 1984; Family / founder run • Designs and manufactures center console, dual console, bay and flats boats • A strong player in the center console and bay boats segments with a distinguished reputation • Headquarters and manufacturing facilities in Fort Pierce, FL – less than a mile from Pursuit operations • Operates two manufacturing facilities in Fort Pierce, FL • Site 1: 67,000 sq. ft. core plant with total sq. ft. of ~115,000 • Site 2: Current ~131,000 sq. ft.; in early design phases to double sq. ft, in a second phase of construction on this site Key Statistics 28 # of Boat Models 70+ # of Dealers 2 Dedicated Facilities ~246k Facilities Size (Sq. ft.) ~$80k FY20 ASP MAVERICK BOAT GROUP EVOLUTION

7 COMPLEMENTARY PRODUCT PORTFOLIO • Pursuit also has a much higher average length • A combined Cobia/Pursuit center console portfolio has similarities to our Malibu/Axis strategy STRENGTHENS PRODUCT PORTFOLIO FOR 28’ AND UNDER, FURTHER ENHANCING MALIBU’S COMPETITIVE POSITION Pursuit Maverick Pro Forma MBUU Models 28 ft and below 10 12 22 Models above 28 feet 11 6 17 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Pursuit Maverick Pro Forma MBUU Market Domestic Registrations by Foot Length for Center Console and Dual Console 28 feet and below Above 28 feet Source: September 2020 SSI

8 A PORTFOLIO OF LEADING BRANDS Boat Categories Served Performance sport boats Sterndrive and outboard Cruising and sport fishing boats Cruising and sport, bay, and flats fishing boats Category Position (a)(b) (2020) Performance sport boats: #1 Sterndrive: #1 Center console: #15 Dual console: #3 Offshore: #2 Center console: #8 Dual console: #6 Bay Boats: #4 Flats Boats #1 Overall Category Growth (YTD CY 2020 vs. 2019) (a)(b) Performance sport boats: +19% Sterndrive: +10% Outboard: +22% Center console: +16% Dual console: +15% Offshore: +8% Center console: +16% Dual console: +15% Bay Boats: +10% Flats Boats: -11% Product Portfolio (# of unique boat models) 16 16 15 28 Boat Size Range 20’ – 25’ 20’ – 36’ 22’ – 44’ 17’ – 35’ Annual Boat Unit Volume ~4,000 ~2,000 ~510 ~1,445 Average Sales Price (FY20) ~$89K ~$89K ~$243K ~$80K Dealer Network 200+ 150+ 50+ 70+ MBG brands Source: SSI (a) Sterndrive (20’ – 36’); Center Console (20’ – 43’); Dual Console (22’ – 36’); Bay (20’ – 27’); Flats (17’ – 21’) (b) YTD as of 11/30

9 FINANCIAL SUMMARY

10 FINANCIAL SUMMARY • Acquired the stock of MBG for $150 millionPURCHASE PRICE • Anticipated to be accretive to EPS in FY2021, excluding purchase accounting, acquisition costsEARNINGS • Funded with cash on hand and through borrowings under incremental loan facilities entered into in connection with the acquisition FUNDING • Maverick to operate in Fort Pierce facility with a strong, experienced operational team that will be enhanced by MBUU’s operational excellence INTEGRATION

11 • Premium brand in a historically high-growth market with momentum • Highly complementary to Pursuit’s product models • Further enhances and diversifies Malibu’s product offerings • Probable synergies and opportunities between Pursuit and Maverick dealer platforms • Consistent with our stated strategic acquisition approach • Similar business model allows us to use our well-developed playbook • Anticipated to be immediately accretive, excluding purchase accounting and acquisition cost CLOSING COMMENTS